SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 22, 2003
AZTAR CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	1-5440 (Commission File Number)	86-0636534 (I.R.S. Employer Identification Number)
2390 East Camelback Road, Suite 400, Phoenix, Arizona (Address of principal executive offices)	85016 (Zip Code)
(602) 381-4100 (Registrant's telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits
	(c)	Exhibits:
		99	Press release dated October 22, 2003, announcing results for the third quarter ended October 2, 2003.
ITEM 12.	Results of Operations and Financial Condition

This Current Report on Form 8-K is being furnished to disclose the press release issued by the registrant on October 22, 2003. The purpose of the press release, which is furnished as Exhibit 99, was to announce the results for the third quarter ended October 2, 2003.

The information in this Current Report on Form 8-K, including the exhibit included herewith, is furnished pursuant to Item 12. and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AZTAR CORPORATION ROBERT M. HADDOCK Robert M. Haddock President and Chief Financial Officer

Date:  October 22, 2003

EXHIBIT INDEX
Exhibit Number	Description
99	Press release dated October 22, 2003, announcing results for the third quarter ended October 2, 2003.